EXHIBIT 32.2

Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

 In connection with this Annual Report of ShengdaTech Liquidating Trust (the “Company”) on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission (the “Report”), I, Michael Kang, Trustee of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2015	/s/ Michael Kang
Michael Kang
Trustee
(Principal Financial Officer and Principal Accounting Officer)